SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 10, 2003

                         ONE PRICE CLOTHING STORES, INC.
                --------------- --------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                              0-15385                   57-0779028
--------                              -------                   ----------
(State or other jurisdiction of  (Commission File No.)        (IRS Employer
incorporation or organization)                              Identification No.)

                             Hwy. 290 Commerce Park
                              1875 East Main Street
                          Duncan, South Carolina 29334
          (Address of principal executive offices, including zip code)

                                 (864) 433-8888
              (Registrant's telephone number, including area code)


                                     None.
                             (Former name or Former
                                   Address if
                           Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.

                  The Registrant appointed Grant Thornton, LLP ("Grant") as its independent accountants.

         The Registrant has not consulted with Grant regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K during the Registrant's two most recent fiscal years and the subsequent interim period through November 9, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ONE PRICE CLOTHING STORES, INC.



Date:  November 13, 2003            /s/ C. Burt Duren
                                    --------------------------------------------
                                    C. Burt Duren, Chief Financial Officer